SUB-ITEM 77Q1(a): Exhibits
SELIGMAN LA SALLE MONTHLY DINIDEND REAL ESATE FUND

Amended and Restated By-Laws of the Registrant (Incorporated by reference to Registrant's Post Effective Amendment No. 5 filed on
May 1, 2006 on Form N-1A).